Newpark Resources Presentation

February 2016

NYSE: NR

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2014, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our customer concentration and cyclical nature of our industry, operating hazards inherent in the oil and natural gas industry, our international operations, the cost and continued availability of borrowed funds, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our market competition, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW



Consolidated Revenues
Revenues ($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$667
$909
$984
$1,042
$1,118
$677
2010
2011
2012
2013
2014
2015

2015 Revenue by Segment



14%
86%
Fluids Systems
Mats and Integrated Services

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customer markets:**
  - Oil and Gas exploration
  - Mats expanding into utilities and other non-exploration markets
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

EXPANDING GLOBAL PRESENCE


2015 Revenue by Region
U.S.
EMEA
Latin America
APAC
Canada
57%
26%
7%
2%
8%
Contract award to begin in 2016

FLUID SYSTEMS OVERVIEW



Total Segment Revenues
Revenues ($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$409
$598
$799
$862
$926
$965
$581
2009
2010
2011
2012
2013
2014
2015



2015 Revenue by Region
3%
8%
28%
52%
9%
U.S.
Canada
EMEA
Latin America
APAC

- **Largest independent drilling fluids provider**
  - 3rd largest drilling fluids company worldwide*
- **Seek to capitalize on current competitive diversions to drive market share gains**
- **Geographic reach continuing to expand, leveraging IOC/NOC relationships**

*Based on company data

FLUIDS SYSTEMS – NORTH AMERICA


North American Revenues
Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$268
$425
$585
$615
$654
$687
$352
2009
2010
2011
2012
2013
2014
2015


NAM U.S Rig Count & Market Share(1)
NAM Rig Count
Market Share
2,500
2,000
1,500
1,000
500
-
2,283
2,114
2,241
1,170
16%
15%
14%
13%
12%
11%
10%
2012
2013
2014
2015

- Revenues impacted by sharp decline in drilling activity and operators reducing well expenditures
- Service quality and focus driving share gains in a difficult market environment
- Actively managing operating costs, seeking to match cost structure to activity levels
  - Reduced workforce ~50% since the beginning of 2015

(1) Source: BHI and company data

EXPANSION INTO DEEPWATER GOM

- **Deepwater foundation established in Brazil**
  - Expanded into Black Sea in 2014
  - Uruguay ultra-deepwater project in 2016
- **Deepwater market penetration aligns with efforts to expand IOC/NOC relationships**
  - Newpark recognized as “best in class” fluids alternative to integrated service providers
- **Initiated a $30M project in 2014 to upgrade capabilities and expand capacity in Deepwater Gulf of Mexico shore base**
  - Deepwater GOM represents meaningful market with minimal historical presence
- **Launched Kronos™ in 2015, a suite of fluids systems developed for deepwater applications**
- **Appointed a new V.P. of U.S. Offshore Operations, with 30 yrs. of experience predominantly offshore**


Port Fourchon Facility Expansion
Deepwater Hub and GoM Gateway
Features & Enhancements
› Significant increases in mixing and storage capacities
› Advanced pump technology to reduce loading times
› Unique bulk salt transport system for safe, streamlined operations
› Onsite fluids reconditioning and storage
› Upgraded living quarters with offices and laboratory
www.newparkdf.com
NEWPARK
DRILLING FLUIDS

FLUID SYSTEMS - INTERNATIONAL



International Revenues
Revenues
Impact of Currency
$300
$250
$200
$150
$100
$50
$0
$141
$172
$214
$246
$272
$278
$229
2009
2010
2011
2012
2013
2014
2015



Revenues by Region
APAC
LATAM
EMEA
$25
$116
$61
$111
$25
$76
$113
$42
$87
$117
$36
$99
$137
$28
$84
$166
$18
$47
$164
2009
2010
2011
2012
2013
2014
2015

- **International expansion is key to our strategy**
- **More stable than NAM**
  - Longer term contracts
  - Largely IOC's/NOC's
  - Few competitors
- **Key contract awards have driven growth in EMEA region**
  - Black Sea Deepwater
  - Kuwait (KOC)
  - Algeria (Sonatrach)
  - Republic of Congo (ENI)
- **Continuing to gain momentum with recent awards starting in 2016**
  - Uruguay ultra-deepwater (Total)
  - Albania (Shell)
- **2015 revenues declined ~$57m y/y from currency rates (strong U.S. dollar)**

NEWPARK

MATS & INTEGRATED SERVICES OVERVIEW

- **Leading provider of engineered worksite solutions**
- **Patented technology and size of composite mat rental fleet provide competitive advantage**
- **Revenues include rentals and sale of DURA-BASE composite mats**
  - Mat sales targeted to international E&P and non-oil and gas customers
- **Established core rental business in NAM exploration market, where mats reduce operator's costs and improves environmental protection during drilling and completion phase**
  - Seeking to accelerate growth by expanding into new geographic markets and industries



Total Segment Revenues
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$116
$153
$96
2009
2010
2011
2012
2013
2014
2015



2015 Revenues by Market
Mat Sales - Exploration
Rental - Exploration
Mat Sales - All Other
Rental - NAM Utilities & Pipeline
Rental - U.K. Utilities & Other
15%
11%
18%
6%
50%

NEWPARK

MATS & INTEGRATED SERVICES STRATEGY






DURA-BASE T-REX
MAT CLEANING SYSTEM
CLEANS YOUR BIGGEST JOBS IN HOURS, NOT DAYS



- **Key investments made to support future growth**
  - Manufacturing capacity expanded
  - R&D center completed
- **Transform wellsite offering to system solution, driving lowest cost to operators**
  - Defender Spill Containment System
  - Mobile Cleaning System
  - Other enhancements (lighting, safety barriers, etc.)
- **Diversify beyond the wellsite**
  - Accelerate penetration of non-exploration markets, both domestically and internationally
  - Commercialize differentiated system enhancements, including EPZ Grounding System® for the utility industry

NAVIGATING THROUGH THE CYCLE


Cash Flow Summary
Operating
Investing
Financing
$200
$150
$100
$50
$0
($50)
($100)
($150)
$152
($60)
($73)
$89
($14)*
($49)
$122
($84)
($7)
2013
2014
2015

*Net of $90M inflow from sale of business


Capital Structure
Total Debt
Net Debt
Debt to Book Capital Ratio
$300
$250
$200
$150
$100
$50
$0
35%
32%
29%
26%
23%
20%
$256
$209
$183
$117
$182
$97
$179
$71
2012
2013
2014
2015

- **Short-Term Actions**
  - Actively monitoring and adjusting cost structure to match current activity levels
  - Maximize liquidity through continued working capital reductions
  - Minimize capital investments beyond deepwater project

- **Long-term Focus**
  - Continue investing in strategic capital projects
    - IOC/deepwater focus in fluids
  - Aggressively pursue non-E&P market expansion in mats
  - Selectively seek to strengthen core competencies during cycle

APPENDIX

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)	Three Months Ended			Twelve Months Ended	
(In thousands, except per share data)	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Revenues	$ 150,587	$ 154,170	$ 306,162	$ 676,865	$ 1,118,416
Cost of revenues	141,941	138,283	237,067	599,013	876,999
Selling, general and administrative expenses	25,232	25,859	30,390	101,032	112,648
Other operating (income) loss, net	(649)	(709)	114	(2,426)	(1,827)
Impairments and other charges	78,345	-	-	78,345	-
Operating income (loss)	(94,282)	(9,263)	38,591	(99,099)	130,596
Foreign currency exchange (gain) loss	(374)	3,236	638	4,016	108
Interest expense, net	2,503	2,129	2,360	9,111	10,431
Income (loss) from continuing operations before income	(96,411)	(14,628)	35,593	(112,226)	120,057
Provision for income taxes	(13,315)	(10,157)	12,147	(21,398)	41,048
Income (loss) from continuing operations	(83,096)	(4,471)	23,446	(90,828)	79,009
Income from discontinued operations, net of tax	-	-	-	-	1,152
Gain from disposal of discontinued operations, net of tax	-	-	-	-	22,117
Net income (loss)	$ (83,096)	$ (4,471)	$ 23,446	$ (90,828)	$ 102,278
Income (loss) per common share -basic:					
Income (loss) from continuing operations	$ (1.00)	$ (0.05)	$ 0.29	$ (1.10)	$ 0.95
Income from discontinued operations	-	-	-	-	0.28
Net income (loss)	$ (1.00)	$ (0.05)	$ 0.29	$ (1.10)	$ 1.23
Income (loss) per common share -diluted:					
Income (loss) from continuing operations	$ (1.00)	$ (0.05)	$ 0.25	$ (1.10)	$ 0.84
Income from discontinued operations	-	-	-	-	0.23
Net income (loss)	$ (1.00)	$ (0.05)	$ 0.25	$ (1.10)	$ 1.07

NEWPARK

OPERATING SEGMENT RESULTS

(Unaudited)	Three Months Ended		
(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014
Revenues			
Fluids systems	$ 130,125	$ 138,765	$ 261,029
Mats and integrated services	20,462	15,405	45,133
Total revenues	$ 150,587	$ 154,170	$ 306,162
Operating income (loss)			
Fluids systems (1)	$ (83,599)	$ (1,246)	$ 24,533
Mats and integrated services (2)	2,875	(128)	22,959
Corporate office (3)	(13,558)	(7,889)	(8,901)
Total operating income (loss)	$ (94,282)	$ (9,263)	$ 38,591
Segment operating margin			
Fluids systems	(64.2%)	(0.9%)	9.4%
Mats and integrated services	14.1%	(0.8%)	50.9%

(1) Fourth quarter 2015 results include a $75.5 million charge associated with goodwill and other asset impairments and a $1.9 million charge associated with workforce reductions.

(2) Fourth quarter 2015 results include a $0.3 million charge associated with workforce reductions.

(3) Fourth quarter 2015 results include a $5.8 million charge associated with workforce reductions and a provision for resolution of pending wage & hour litigation, including related expenses.

NEWPARK

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share data)	December 31, 2015	December 31, 2014
ASSETS		
Cash and cash equivalents	$ 107,138	$ 85,052
Receivables, net	206,364	318,600
Inventories	163,657	196,556
Prepaid expenses and other current assets	29,219	12,615
Total current assets	506,378	612,823
Property, plant and equipment, net	307,632	283,361
Goodwill	19,009	91,893
Other intangible assets, net	11,051	15,666
Deferred tax assets	1,821	1,857
Other assets	3,002	2,072
Total assets	$ 848,893	$ 1,007,672
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 7,382	$ 11,648
Accounts payable	72,211	108,242
Accrued liabilities	45,835	52,835
Total current liabilities	125,428	172,725
Long-term debt, less current portion	171,211	170,462
Deferred tax liabilities	26,368	27,787
Other noncurrent liabilities	5,627	11,240
Total liabilities	328,634	382,214
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 99,377,391 and 99,204,318 shares issued, respectively	994	992
Paid-in capital	533,746	521,228
Accumulated other comprehensive loss	(58,276)	(31,992)
Retained earnings	171,788	262,616
Treasury stock, at cost; 15,302,345 and 15,210,233 shares, respectively	(127,993)	(127,386)
Total stockholders' equity	520,259	625,458
Total liabilities and stockholders' equity	$ 848,893	$ 1,007,672

NEWPARK

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)	Twelve Months Ended December 31,			
(In thousands)	2015		2014	
Cash flows from operating activities:				
Net income (loss)	$	(90,828)	$	102,278
Adjustments to reconcile net income to net cash provided by operations:				
Impairments and other non-cash charges		75,508		-
Depreciation and amortization		43,917		42,030
Stock-based compensation expense		14,202		12,304
Provision for deferred income taxes		(503)		(2,328)
Net provision for doubtful accounts		1,886		1,252
Gain on sale of a business		-		(33,974)
Gain on sale of assets		(1,364)		(1,369)
Excess tax benefit from stock-based compensation		(204)		(1,278)
Change in assets and liabilities:				
(Increase) decrease in receivables		122,399		(53,494)
(Increase) decrease in inventories		21,309		(14,136)
(Increase) decrease in other assets		1,191		(546)
Increase (decrease) in accounts payable		(31,974)		23,606
Increase (decrease) in accrued liabilities and other		(34,022)		14,828
Net cash provided by operating activities		121,517		89,173
Cash flows from investing activities:				
Capital expenditures		(69,404)		(106,973)
Increase in restricted cash		(17,485)		-
Proceeds from sale of property, plant and equipment		2,523		3,205
Proceeds from sale of a business		-		89,766
Net cash used in investing activities		(84,366)		(14,002)
Cash flows from financing activities:				
Borrowings on lines of credit		11,036		62,164
Payments on lines of credit		(12,544)		(62,445)
Debt issuance costs		(2,023)		-
Other financing activities		(1,673)		(467)
Proceeds from employee stock plans		553		3,442
Purchases of treasury stock		(2,283)		(53,130)
Excess tax benefit from stock-based compensation		204		1,278
Net cash used in financing activities		(6,730)		(49,158)
Effect of exchange rate changes on cash		(8,335)		(6,801)
Net increase in cash and cash equivalents		22,086		19,212
Cash and cash equivalents at beginning of year		85,052		65,840
Cash and cash equivalents at end of year	$	107,138	$	85,052

NEWPARK

EXPERIENCED LEADERSHIP

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Bruce Smith**	President *Fluids Systems*
• **Jeff Juergens**	President *Mats & Integrated Services*

MANAGEMENT BIOGRAPHIES

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

MANAGEMENT BIOGRAPHIES

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services: Jeff joined Newpark in October 2010 as President of Newpark Mats & Integrated Services. Mr. Juergens has over 30 years of Oilfield Service company experience with both public and private companies. Most recently, Mr. Juergens held the position of Chief Executive Officer of B&B Oilfield Services, an oilfield wellhead equipment provider to the land and offshore customers in the Gulf of Mexico. Previously, from 2007 to 2009, he was General Manager of Omni Energy's Seismic Drilling Division. From 1997 to 2007, he served as Vice President of International Operations for SPS International, a wellbore cleanup tools and technology company, primarily responsible for developing markets in Canada and Latin America. Mr. Juergens began his career with BJ Services, spending 16 years in various sales and operations positions. Mr. Juergens has a Bachelor's Degree in Business and Economics from Arkansas State University and a Master's Degree in Business Administration from University of Phoenix.